UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 15, 2006
Alpha Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345,	24212
Abingdon, Virginia

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	276-619-4410
Not Applicable
Former name or former address, if changed since last report
Alpha NR Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124319-17	02-0590704

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345,	24212
Abingdon, Virginia

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	276-619-4410
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On March 15, 2006, certain members of management of Alpha Natural Resources, Inc. (“Alpha”) will make a presentation at the Citigroup Small and Mid Cap Conference. A copy of the presentation materials to be used at the Citigroup conference and from time to time thereafter by Alpha management in presentations to investors and analysts is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information in this Current Report on Form 8-K that is being furnished pursuant to Item 7.01 (including Exhibit 99.1 relating to such Item), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of Alpha’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Presentation given by Alpha management on March 15, 2006 at the Citigroup Small and Mid Cap Conference and to investors and analysts from time to time thereafter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

March 15, 2006	By:	/s/ Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, Secretary and General Counsel

Alpha NR Holding, Inc.

March 15, 2006	By:	/s/ Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, Secretary and General Counsel

Exhibit Index

Exhibit 99.1	Presentation given by Alpha management on March 15, 2006 at the Citigroup Small and Mid Cap Conference and to investors and analysts from time to time thereafter.